UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2016

usell.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50494	98-0412432
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

171 Madison Ave., 17th Floor New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 213-6805

Former Address: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 30, 2016, uSell.com, Inc. received $2,000,000 in connection with the issuance of a Secured Term Note in the original principal amount of $2,020,000 (the “Second Deferred Draw Note”) under the terms of uSell’s previously disclosed credit facility with an institutional investor (the “Lender”). As previously disclosed in uSell’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2016, uSell also amended the terms of the Note Purchase Agreement (the “NPA”) among uSell, its wholly-owned subsidiaries BST Distribution, Inc. and We Sell Cellular LLC, BAM Administrative Services, LLC, as agent, and the Lender, pursuant to which uSell received the following favorable modifications of covenants applicable to the credit facility:

•	The EBITDA covenants will not apply until September 2017;

•	The amortization period of the principal will not commence until September 1, 2017;

•	uSell will get 75% credit for new purchase orders towards the borrowing base of the facility instead of the current 50%; and

•	uSell will get a 90% credit for inventory in transit towards the borrowing base instead of the current 75%.

In addition, the amendment increased the interest rate of loans issued under the credit facility by one-quarter of one percent (25 basis points).

In connection with the closing of the Second Deferred Draw Note, the Lender was issued an additional 350,000 shares of restricted common stock, consisting of the 120,000 shares required by the original NPA for the issuance of the Second Deferred Draw Note, and an additional 230,000 shares as consideration for the favorable covenant modifications referenced above. More complete disclosure concerning entry into the original transaction documents, the amendment to the NPA and modification of the notes issued thereunder is incorporated by reference from the text of the NPA amendment and the notes filed as exhibits hereto, from uSell’s Report on Form 8-K filed October 27, 2015, and from uSell’s Report on Form 8-K filed December 3, 2015.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure included under Item 2.03, above, describing the issuance of uSell shares to the Lender, is incorporated by reference herein. The shares have not been registered under the Securities Act of 1933 (the “Act”) and were issued and sold in reliance upon the exemption from registration contained in Section 4(a)(2) of the Act and Rule 506(b) promulgated thereunder. These shares may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act.

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Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Amendment No. 1 to Note Purchase Agreement
10.2	Form of Amended and Restated Secured Term Note, originally issued October 23, 2015
10.3	Form of Amended and Restated Secured Term Note, originally issued December 1, 2015
10.4	Form of Secured Term Note, issued March 30, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USELL.COM, INC.

Date: April 1, 2016	/s/	Nikhil Raman
	Name:	Nikhil Raman
	Title:	Chief Executive Officer

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